Property and Equipment	12 Months Ended
Sep. 30, 2012
Property, Plant and Equipment [Abstract]
Property and Equipment
PROPERTY AND EQUIPMENT
Major classifications of property and equipment were as follows:

	September 30,
	2012			2011
	Carrying Amount	Accumulated Depreciation	Net Book Value	Carrying Amount	Accumulated Depreciation	Net Book Value
	(in thousands)
Land	$4	$—	$4	$4	$—	$4
Buildings and improvements	106,229	(62,028)	44,201	88,263	(53,094)	35,169
Furniture and equipment	106,597	(64,157)	42,440	85,654	(52,562)	33,092
Capital lease equipment	1,600	(116)	1,484	—	—	—
Software	38,059	(25,947)	12,112	28,653	(23,238)	5,415
Construction in progress	7,890	—	7,890	4,818	—	4,818
Total	$260,379	$(152,248)	$108,131	$207,392	$(128,894)	$78,498

Continuing operations in fiscal 2012, 2011 and 2010 includes $22.0 million, $16.8 million, and $13.7 million of depreciation expense, respectively. Discontinued operations in fiscal 2012, 2011 and 2010 includes $1.3 million, $0.7 million, and $0.3 million of depreciation expense, respectively. Included in these amounts for fiscal 2012, 2011 and 2010 is an aggregate of $2.9 million, $1.4 million and $0.9 million, respectively, of depreciation expense related to capitalized computer software.
Property and equipment at September 30, 2012 includes approximately $1.6 million of equipment leased under a capital lease. Amortization of equipment under capital leases is included with depreciation expense and was $0.1 million for the fiscal year ended 2012 .